WHITEHALL FUNDS TRUST

                     Supplement dated October 29, 2001
                   to Statement of Additional Information
                          dated January 31, 2001

The following information replaces and supercedes the Supplement dated July 31, 2001 to the Statement of Additional Information dated
January 31, 2001.


    The disclosure relating to Joseph Breslin, Stephen V.R. Goodhue and Elizabeth Lawrence in the section entitled "Management - Trustees and Officers" should be deleted. The following information should be added:

*JOSEPH E. BRESLIN, Currently: Trustee. President of the Trust and Senior Managing Director of Whitehall. Formerly: President of
J.E. Breslin & Co., Inc.  Address:  54 Woodland Drive, Rye Brook,
NY  10573.  Age:  46.

JEFFERY H. BOYD, Currently: Trustee, Member of Nominating Committee and Audit Committee of the Trust. Chief Operating Officer of priceline.com Incorporated. Formerly: Executive Vice President and General Counsel of priceline.com. Address: 34 Brookridge Drive, Greenwich, CT 06830. Age: 44.

SUSAN V. MACHTIGER, Currently:  Trustee, Member of Nominating
Committee and Audit Committee of the Trust. Independent marketing consultant. Formerly: Senior Partner and Worldwide Strategic
Planning Director of J. Walter Thompson.  Address:  18 Vine
Street, Bronxville, NY  10708.  Age:  43.

TRACY L. NIXON, Currently:  Trustee, Member of Nominating
Committee and Audit Committee of the Trust.  President and Chief
Executive Officer of King Cross Corporation. Formerly:  Vice
President of Goldman, Sachs & Co.  Address:  20 East 9th Street,
#15E, New York, NY  10003.  Age:  38.

*"Interested Person" as defined in the Investment Company Act of 1940, as amended.




               INVESTORS SHOULD RETAIN THIS SUPPLEMENT
             WITH THE STATEMENT OF ADDITIONAL INFORMATION
                       FOR FUTURE REFERENCE.